SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 and 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report (date of earliest event reported): August 5, 1999



                             USASURANCE GROUP, INC.
                             ----------------------
               (Exact name of Registrant as specified in Charter)


         Colorado                     0-26920                     84-1298212
         --------                     -------                     ----------
(State or other jurisdiction        (Commission                  (IRS Employer
     of incorporation)             File Number)                  Identification
                                                                    Number)


7345 E. Peakview Ave.
Englewood, Colorado                                                  80111
-------------------                                                  -----
(Address of principal executive office)                            (Zip Code)




Registrant's telephone number, including area code: (303) 689-0123.

Item 4.  Changes in Registrant's Certifying Accountant.

     On August 5, 1999, Hein + Associates, LLP, the Registrant's independent accountant for the Registrant's two most recent fiscal years, declined to stand for re-election as the independent auditors for the Registrant. The Registrant's financial statements for the fiscal year ended May 31, 1998, prepared by said firm contained a going concern opinion.

     Also on August 5, 1999, the Registrant engaged the accounting firm of King, Griffin & Adamson, P.C., independent public accountants, to audit the
Registrant's fiscal year ended May 31, 1999, as well as future financial statements, to replace the firm of Hein + Associates LLP, which was the principal independent public accountant as reported in the Registrant's Form 10-KSB for the fiscal year ended May 31, 1998, as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

     Through the date of the declination of Hein + Associates LLP to stand for re-election as the Registrant's independent auditors (August 5, 1999), there were no disagreements within the last two fiscal years and subsequent periods with Hein + Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of said firm, would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Hein + Associates LLP furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated August 5, 1999, is filed as Exhibit 16 to this report.

Item 7(c).  Exhibits.

         Number                     Exhibit

         16.0 Letter of Registrant's independent certified accountant, Hein + Associates, LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        USASURANCE GROUP, INC.



                                        By:  s/Roy Franks
                                            -----------------
                                            Roy Franks,
                                            President

Dated:  August 5, 1999

                             USASSURANCE GROUP, INC.


                                  EXHIBIT 16.0


                               ACCOUNTANT'S LETTER

Hein + Associates LLP
Certified Public Accountants and Consultants
with offices in Denver, Houston and Los Angeles
Telephone (972) 458-2296  Fax (972) 788-4943
12770 Coit Road, Suite 1150
Dallas, Texas  75251



August 5, 1999


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549


Re:      USAsurance Group, Inc. - Commission File Number 026920


Dear Sirs:

We have read Item 4 of the USAsurance Group, Inc. Form 8-K, dated August 5, 1999, and are in agreement with the statements contained therein as they relate to us.


Very truly yours


s/Hein + Associates LLP

Hein + Associates LLP
Certified Public Accountants





















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